UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 7, 2009

ACME UNITED CORPORATION
(Exact name of registrant as specified in its charter)
__________________

Connecticut	001-07698	06-0236700
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
60 Round Hill Road, Fairfield, Connecticut		06824
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events

On October 7, 2009 Acme United Corporation, issued a press release announcing the approval by its Board of Directors of a stock repurchase program.  The press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

((c)           Exhibits

Exhibit Number                                           Description

99.1	Press release dated October 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME UNITED CORPORATION

By      /s/  Walter C. Johnsen
  ______________________________

Walter C. Johnsen
Chairman and
  Chief Executive Officer

Dated:   October 7, 2009

By         /s/  Paul G. Driscoll
  ______________________________

Paul G. Driscoll
Vice President and
 Chief Financial Officer

Dated:   October 7, 2009